SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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PENN CAPITAL FUNDS TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

(formerly, Penn Capital Defensive Floating Rate Income Fund)

Penn Capital Short Duration High Income Fund

(formerly, Penn Capital Defensive Short Duration High Income Fund)

Penn Capital Opportunistic High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

Penn Capital Managed Alpha SMID Cap Equity Fund

[May 10], 2021

Dear Shareholder,

PENN Capital Funds Trust (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”) will hold a Special Meeting of Shareholders on June 23, 2021 at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112 at [Meeting Time] (the “Special Meeting”). A formal notice of the Special Meeting appears on the next pages and is followed by the Proxy Statement for the Special Meeting (the “Proxy Statement”).

The Special Meeting is being called to (1) approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Penn Capital Management Company, LLC (“Penn Capital” or the “Adviser”), the Funds’ current investment adviser; and (2) elect eight new nominees to the Board of Trustees of the Trust (the “Board”). Each of these proposals is discussed below and in the enclosed Proxy Statement.

Approval of New Investment Advisory Agreement

Pursuant to the terms of an agreement (the “Acquisition Agreement”) among the Adviser; 525 Holding Company, Inc. (“525 Holding”), the parent company of the Adviser; and Spouting Rock Asset Management, LLC (“Spouting Rock”), Spouting Rock acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024 (the “Acquisition”). If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of the Adviser pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). There is no guarantee that the options will ultimately be exercised in their current form (or at all).

The change of control caused by the consummation of the Acquisition will result in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital. To avoid disruption of the Funds’ investment management program, on March 18, 2021, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Penn Capital, which will be effective for up to 150 days following April 1, 2021 (i.e., until and including August 29, 2021). The terms of the Interim Advisory Agreement are the same as those of the previously existing advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences.

For Penn Capital to continue serving as the Funds’ investment adviser following the expiration of the Interim Advisory Agreement, the Trust is required to seek the approval by the shareholders of the Funds of a new advisory agreement between the Trust, on behalf of each Fund, and Penn Capital (the “New Advisory Agreement”). Please note that the advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s previously existing advisory agreement. Furthermore, the investment advisory personnel who provided services to the Fund under the previously existing advisory agreement are expected to continue to do so under the New Advisory Agreement. In addition, the Funds will not bear any portion of the costs related to the Acquisition.

2

The Board believes that approving the New Advisory Agreement is in the best interests of the Funds and their shareholders. Accordingly, the Board has unanimously voted to approve the New Advisory Agreement and to recommend that the shareholders of each Fund also approve the New Advisory Agreement.

Election of Nominees to the Board of Trustees

Shareholders are also being asked at the Special Meeting to vote on a proposal to approve the election of eight (8) new nominees to the Board (the “Trustee Nominees”). The current members of the Board are not standing for election and will cease to serve as Trustees of the Trust effective when the Trustee Nominees take office, which is expected to occur shortly after the Special Meeting.

Over the past few years, Penn Capital has considered various options for its business model and the structure of the Funds in an effort to realize operational efficiencies while also maintaining the high quality of investment advisory and other services provided to Fund shareholders. After considering various options, Penn Capital determined that the Funds would benefit from certain expense reductions and operational streamlining associated with joining a shared governance and service provider structure in common with other mutual funds. Such structures are designed to provide an efficient governance and operations solution for mutual funds and their advisers, and permit participating investment advisers to focus more effort and resources on providing advisory services and marketing funds.

In April of 2021, Penn Capital management informed the current Board members that it had determined that the Funds would benefit from joining a shared governance and service provider structure in common with The RBB Fund, Inc. (“RBB”) (such shared governance and service provider structure, the “Shared Governance Structure”). RBB is an open-end management investment company that was organized as a Maryland corporation on February 29, 1988 and currently consists of 36 separate portfolios. The Adviser believes that the Shared Governance Structure has a robust infrastructure that would serve shareholders well, and, as the Shared Governance Structure uses many of the same service providers as the Trust, that shareholders would experience limited changes to their investment experience.

In connection with the Adviser’s recommendation that the Trust participate in a Shared Governance Structure (the “Transition”), the Adviser proposed that the current Board members nominate, and recommended that shareholders elect as Trustees of the Trust, the Trustee Nominees, each of whom is currently on the Board of Directors of RBB. At a meeting of the Board held on April 19, 2021, the current Board members, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Trust, considered Penn Capital’s proposal, nominated the Trustee Nominees and recommended that the Trustee Nominees be submitted to the Trust’s shareholders for election at the Special Meeting, and, subject to receipt of such shareholder approval, approved changing the number of Trustees on the Board from three (3) to eight (8). If elected as Board members, it is expected that the Trustee Nominees will oversee the Transition. Further information regarding the current Board members’ considerations, the Trustee Nominees and the Shared Governance Structure is included in the Proxy Statement.

The enclosed Proxy Statement explains the following proposals:

❖	A proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Penn Capital as a result of the Acquisition.

❖	A proposal to elect eight (8) nominees to the Board of Trustees of the Trust.

Thank you for your investment in the Funds. I encourage you to exercise your rights in governing the Funds by voting on each proposal. The Board of Trustees recommends that you vote FOR each of the proposals above.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Trust to conduct additional proxy solicitations. Please review the Proxy Statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Services toll-free at 866-745-0273.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at www.penncapital.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the U.S. Securities and Exchange Commission via its EDGAR system.

Sincerely, Richard A. Hocker Trustee, President and Chairman

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on the following important matters affecting PENN Capital Funds Trust (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”):

(1) Approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Penn Capital Management Company, LLC (“Penn Capital” or the “Adviser”)

Pursuant to the terms of an agreement (the “Acquisition Agreement”) among the Adviser; 525 Holding Company, Inc. (“525 Holding”), the parent company of the Adviser; and Spouting Rock Asset Management, LLC (“Spouting Rock”), Spouting Rock acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024 (the “Acquisition”). If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of the Adviser pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). There is no guarantee that the options will ultimately be exercised in their current form (or at all). The change of control caused by the consummation of the Acquisition will result in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital. To avoid disruption of the Funds’ investment management program, on March 18, 2021, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Penn Capital, which will be effective for up to 150 days following April 1, 2021 (i.e., until and including August 29, 2021). The terms of the Interim Advisory Agreement are the same as those of the previously existing advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. If Penn Capital is to continue to serve as investment adviser to the Funds following the expiration of the Interim Advisory Agreement, it is necessary for shareholders of the Funds to approve a new advisory agreement (the “New Advisory Agreement”) for the Funds.

(2) Approval of the eight (8) nominees to the Board of Trustees

Penn Capital and the members of the Trust’s current Board of Trustees (“Board”) have determined that the Funds would benefit from joining a shared governance and service provider structure in common with The RBB Fund, Inc. (“RBB”) (such shared governance and service provider structure, the “Shared Governance Structure”). RBB is an open-end management investment company that was organized as a Maryland corporation on February 29, 1988 and currently consists of 36 separate portfolios. In order to facilitate the transition of the Funds to the Shared Governance Structure, the Board’s Nominating Committee and the current Board members, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Trust, have nominated eight (8) new individuals (the “Trustee Nominees”) to serve on the Board and recommended that the Trustee Nominees be submitted to the Trust’s shareholders for election at the Special Meeting. Each of the Trustee Nominees is currently on the Board of Directors of RBB. The current Board members are not standing for election and will cease to serve as Trustees of the Trust effective when the Trustee Nominees take office. Further information about the Trustee Nominees and the Shared Governance Structure is included in the Proxy Statement.

Approval of New Advisory Agreement

Q.	Who is Spouting Rock and why are they acquiring a majority of the equity interests of Penn Capital?

A.	Spouting Rock is a Delaware limited liability company located at 925 W. Lancaster Ave, Suite 250, Bryn Mawr, PA 19010. Spouting Rock is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and had approximately $583 million in assets under advisement as of March 31, 2021. Spouting Rock was organized in February of 2016 and serves as a multi-boutique manager platform providing alternative, traditional, and thematic investment solutions and services. Spouting Rock is principally owned by Spouting Rock Financial Partners, LLC (“SRFP”). Spouting Rock has entered into an Acquisition Agreement with Penn Capital in order to gain access to a quality institutional asset manager and strengthen its investment strategy and product offerings.

Q.	How will this affect my account with the Funds?

A.	The Acquisition should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Acquisition.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes. The investment advisory fee rate applicable to each Fund under the New Advisory Agreement will be identical to the rate in effect prior to the Acquisition. The table below shows the contractual rates of the advisory fee payable by each Fund to Penn Capital under the previously existing advisory agreement and under the proposed New Advisory Agreement.

	Contractual Advisory Fee (as a percentage of average daily net assets) Under the Previously Existing Advisory Agreement	Contractual Advisory Fee (as a percentage of average daily net assets) Under the New Advisory Agreement
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	0.55%	0.55%
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	0.45%	0.45%
Penn Capital Opportunistic High Income Fund	0.69%	0.69%
Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%	0.95%

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund), the Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown in the table below. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund), the Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Adviser, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown in the table below.

Current Expense Limitation
	Institutional Class	Investor Class
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	0.64%	0.89%
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	0.54%	N/A
Penn Capital Opportunistic High Income Fund	0.72%	0.97%
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%

Upon termination of the Interim Advisory Agreement, the contract providing for the above-described current expense limitations for each Fund (the “Current Expense Limitation Agreement”) will also terminate. If shareholders approve the New Advisory Agreement, Penn Capital has agreed to enter into, and the Board has approved, a new expense limitation agreement (the “New Expense Limitation Agreement”) with respect to each Fund that will maintain the above-described current expense limitations for each Fund. The New Expense Limitation Agreement will remain in effect and be contractually binding through April 1, 2023.

Q.	How will the approval of the New Advisory Agreement affect the management and operations of the Fund?

A.	It is expected that the investment advisory personnel who provided services to the Funds under the previously existing advisory agreement will continue to do so under the New Advisory Agreement. Furthermore, the investment objective, risks and investment strategies for each will not change because of the approval of the New Advisory Agreement. However, effective approximately 60 days after notice to shareholders and irrespective of the approval of the New Advisory Agreement, the Penn Capital Managed Alpha SMID Cap Equity Fund will change its name to the Penn Capital Mid Cap Core Fund. In connection with the name change, the Fund will adopt an investment policy to invest at least 80% of its net assets in the equity securities of mid-capitalization companies. The Penn Capital Managed Alpha SMID Cap Equity Fund currently has an investment policy to invest at least 80% of its net assets in the equity securities of small and mid-capitalization companies.

Q.	What will happen if shareholders of a Fund do not approve the New Advisory Agreement?

A.	If shareholders of a Fund do not approve the New Advisory Agreement, then the advisory agreement with respect to that Fund will terminate upon the date of the expiration of the Interim Advisory Agreement. The Interim Advisory Agreement will be effective for up to 150 days following April 1, 2021 (i.e., until and including August 29, 2021). The terms of the Interim Advisory Agreement are the same as those of the previously existing advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. The provisions required by law include a requirement that the fees payable under the Interim Advisory Agreement be put into an escrow account. If a Fund’s shareholders approve the New Advisory Agreement at some time on or before August 29, 2021, the Interim Advisory Agreement with respect to that Fund will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Advisory Agreement will be paid to Penn Capital. If the New Advisory Agreement is not so approved with respect to a Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to Penn Capital. If shareholders of a Fund do not approve the New Advisory Agreement within the term of the Interim Advisory Agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the liquidation of that Fund.

Approval of Trustee Nominees

Q.	Who are the nominees for election as Trustees?

A.	Julian A. Brodsky, J. Richard Carnall, Gregory P. Chandler, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky, Brian T. Shea and Robert A. Straniere are each standing for election to the Board. None of the Trustee Nominees is currently a Trustee of the Trust. Information about each of these Trustee Nominees is set forth in the Proxy Statement.

Q.	How many of the Trustee Nominees will be Independent Trustees if elected?

A.	If elected by shareholders, seven of the Trustee Nominees will not be considered to be “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Independent Trustees have no affiliation with the Funds or the Adviser, apart from any personal investments they choose to make in a Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Mr. Sablowsky will be considered an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Interested Trustee”). Mr. Sablowsky will be considered an “Interested Trustee” of the Trust by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Adviser.

Q.	How long will each Trustee Nominee serve?

A.	Each Trustee Nominee may hold office for the lifetime of the Trust or until his earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of these events, until the next shareholder meeting called for the purpose of electing Trustees (or consent of shareholders in lieu thereof), and until the election and qualification of his successor.

Q.	When will the Trustee Nominees take office?

A.	If the Trustee Nominees are elected by shareholders at the Special Meeting, the Board will work with Fund management on an orderly transition to the new Board. The current members of the Board are not standing for election and will cease to serve as Trustees of the Trust effective when the Trustee Nominees take office, which is expected to occur shortly after the Special Meeting.

General

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs ultimately will be borne by the Adviser.

Q.	How does the Board recommend that I vote?

A.	The current Board members, including all of the current Independent Trustees, recommend that you vote in favor of the proposal to approve the New Advisory Agreement and the proposal to elect eight (8) nominees to the Board.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Trust by [Meeting Time] on June 23, 2021.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which was April 19, 2021 (even if that person has since sold those shares), is eligible to vote on the proposals.

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112 at [Meeting Time] on June 23, 2021.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Whom should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Services toll-free at (866) 745-0273.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

 (formerly, Penn Capital Defensive Floating Rate Income Fund)

 Penn Capital Short Duration High Income Fund

 (formerly, Penn Capital Defensive Short Duration High Income Fund)

 Penn Capital Opportunistic High Income Fund

 Penn Capital Special Situations Small Cap Equity Fund

 Penn Capital Managed Alpha SMID Cap Equity Fund

Navy Yard Corporate Center

 1200 Intrepid Avenue, Suite 400

 Philadelphia, Pennsylvania 19112

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To be held June 23, 2021

PENN Capital Funds Trust (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”) will hold a Special Meeting of Shareholders on June 23, 2021 at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112 at [Meeting Time] (the “Special Meeting”). This Special Meeting is being held so that shareholders can consider the following:

1.	A proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Penn Capital Management Company, LLC (“Penn Capital”), each Fund’s current investment adviser, as a result of a transaction involving a change of control of Penn Capital;

2.	A proposal to elect eight (8) nominees to the Board of Trustees of the Trust; and

3.	Any other business that may properly come before the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO (1) APPROVE THE NEW ADVISORY AGREEMENT; AND (2) ELECT EIGHT (8) NOMINEES TO THE BOARD. APPROVAL OF THE NEW ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE, Pursuant to the terms of an agreement (the “Acquisition Agreement”) among the Adviser; 525 Holding Company, Inc. (“525 Holding”), the parent company of the Adviser; and Spouting Rock Asset Management, LLC (“Spouting Rock”), Spouting Rock acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024 (the “Acquisition”). If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of the Adviser pursuant to the Investment Company Act of 1940, as amended. There is no guarantee that the options will ultimately be exercised in their current form (or at all). The change of control caused by the consummation of the Acquisition will result in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital. To avoid disruption of the Funds’ investment management program, on March 18, 2021, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and Penn Capital, which will be effective for up to 150 days following April 1, 2021 (i.e., until and including August 29, 2021). The terms of the Interim Advisory Agreement are the same as those of the previously existing advisory agreement, except for certain provisions that are required by law, the date and term of the agreement and certain other immaterial differences. If Penn Capital is to continue to serve as investment adviser to the Funds following the expiration of the Interim Advisory Agreement, it is necessary for shareholders of the Funds to approve a new advisory agreement for the Funds. APPROVAL OF THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN AN INCREASE IN ANY FUND’S ADVISORY FEE RATE.

Shareholders of record of each Fund at the close of business on the record date, April 19, 2021 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about [May 10], 2021 to such shareholders of record.

By Order of the Board of Trustees,

Richard A. Hocker

Trustee, President and Chairman

Philadelphia, Pennsylvania

[May 10], 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

PENN CAPITAL FUNDS TRUST

Penn Capital Floating Rate Income Fund

 (formerly, Penn Capital Defensive Floating Rate Income Fund)

 Penn Capital Short Duration High Income Fund

 (formerly, Penn Capital Defensive Short Duration High Income Fund)

 Penn Capital Opportunistic High Income Fund

 Penn Capital Special Situations Small Cap Equity Fund

 Penn Capital Managed Alpha SMID Cap Equity Fund

 proxy statement

 Navy Yard Corporate Center

 1200 Intrepid Avenue, Suite 400

 Philadelphia, Pennsylvania 19112

 SPECIAL MEETING OF SHAREHOLDERS

 June 23, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of PENN Capital Funds Trust (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of each series of the Trust (each a “Fund” and together, the “Funds”). The following table identifies the proposals set forth in this proxy statement and indicates which Funds are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Approval of a new advisory agreement for the Funds	All Funds (voting separately)
2	Election of eight (8) nominees to the Board of Trustees of the Trust	All Funds (voting together as a single class)

You will find this proxy statement divided into five parts:

Part 1	Provides details on the proposal to approve a new advisory agreement (see page [_])

Part 2	Provides details on the proposal to elect eight (8) nominees to the Board of Trustees of the Trust (see page [_])

Part 3	Provides information about ownership of shares of each Fund (see page [_])

Part 4	Provides information on proxy voting and the operation of the Special Meeting (see page [_])

Part 5	Provides information on other matters (see page [_])

Please read the proxy statement before voting on the proposals. Please call toll-free at 1-866-745-0273 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [May 10], 2021.

Annual and Semi-Annual Reports. The Funds’ most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through Penn Capital Management Company, LLC’s website at www.penncapital.com/mutual-funds. You may also request a report by calling toll-free at 1-844-302-7366.

Important Notice Regarding the Availability of Materials

 for the Shareholder Meeting to be Held on June 23, 2021

The proxy statement for the Special Meeting is available at www.penncapitalfunds.com.

PART 1

DESCRIPTION OF PROPOSAL

 APPROVAL OF A NEW ADVISORY AGREEMENT
(each Fund voting separately)

Introduction

The Special Meeting is being called to consider a proposal necessitated by an agreement (the “Acquisition Agreement”) among Penn Capital Management Company, LLC (“Penn Capital” or the “Adviser”); 525 Holding Company, Inc. (“525 Holding”), the parent company of the Adviser; and Spouting Rock Asset Management, LLC (“Spouting Rock”), pursuant to which Spouting Rock acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024 (the “Acquisition”). If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of Penn Capital resulting in the automatic termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Penn Capital. There is no guarantee that the options will ultimately be exercised in their current form (or at all). If the proposal regarding the approval of a new advisory agreement (the “New Advisory Agreement”) is adopted by the Funds, Penn Capital will continue to serve as the investment adviser to each Fund.

To avoid disruption of the Funds’ investment management program, on March 18, 2021, the Board adopted an interim investment advisory agreement between the Trust and Penn Capital with respect to each Fund (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (“1940 Act”), which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The Interim Advisory Agreement went into effect with respect to each Fund on April 1, 2021. If shareholder approval is not obtained for a Fund with respect to the New Advisory Agreement, the Interim Advisory Agreement will remain in effect (unless sooner terminated) until the earlier of shareholder approval or disapproval of the New Advisory Agreement or 150 days following April 1, 2021 (i.e., until and including August 29, 2021).

During the term of the Interim Advisory Agreement, the advisory fees earned by Penn Capital during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Penn Capital if Fund shareholders approve the New Advisory Agreement with respect to that Fund on or before August 29, 2021. If shareholders of a Fund do not approve the New Advisory Agreement on or before August 29, 2021, then Penn Capital will be paid the lesser of: (i) any costs incurred in performing its services under the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The advisory fees payable to Penn Capital under the New Advisory Agreement are the same as the advisory fees payable under the Trust’s previously existing advisory agreement. The material terms of the New Advisory Agreement and previously existing advisory agreement are compared below in “Terms of the Previously Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement will not result in any change in any of the Funds’ advisory fee rates.

Information About Penn Capital Management Company, LLC

Penn Capital, a Delaware limited liability company located at 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112, serves as the Funds’ investment adviser. Founded in 1987 by Richard A. Hocker, the Adviser is owned by 525 Holding, which is ultimately owned by Penn Capital employees. 525 Holding is located at 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112. The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and had approximately $2.9 billion in assets under advisement as of March 31, 2021.

Mr. Hocker, as Managing Member of the Adviser, and through his ownership interest in the Adviser’s parent company, 525 Holding, is deemed a controlling person of the Adviser. Due to his ownership interest in 525 Holding, Mr. Hocker may be deemed to have a substantial interest in the transactions contemplated under the Acquisition Agreement and the approval of the New Advisory Agreement. In addition, Marcia Hocker and Eric Green, the Adviser’s Treasurer and Chief Investment Officer – Equity, respectively, each owned a 10% or greater interest in 525 Holding as of April 1, 2021. Messrs. Hocker’s and Green’s and Ms. Hocker’s mailing address is c/o Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112.

Penn Capital does not currently manage any other registered funds with similar investment strategies and objectives to any of the Funds.

The Acquisition

Pursuant to the terms of the Acquisition Agreement between Penn Capital; 525 Holding, the parent company of Penn Capital; and Spouting Rock, Spouting Rock acquired a minority ownership interest in 525 Holding on April 1, 2021 as well as options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024. If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of Penn Capital. There is no guarantee that the options will ultimately be exercised in their current form (or at all). No assurance can be given that Spouting Rock will permanently retain its interest in Penn Capital.

Information Concerning Spouting Rock

The following information, which has been provided by Spouting Rock, and is intended to give shareholders of the Funds background information concerning Spouting Rock and its business.

Spouting Rock is a Delaware limited liability company located at 925 W. Lancaster Ave, Suite 250, Bryn Mawr, PA 19010. Spouting Rock is registered with the SEC as an investment adviser under the Advisers Act and had approximately $548 million in assets under advisement as of December 31, 2020. Spouting Rock was organized in February of 2016 and serves as a multi-boutique manager platform providing alternative, traditional, and thematic investment solutions and services. Spouting Rock is principally owned by Spouting Rock Financial Partners, LLC (“SRFP”), which is located at 925 W. Lancaster Ave, Suite 250, Bryn Mawr, PA 19010.

Terms of the Acquisition Agreement

The following is a summary of the terms of the Acquisition considered relevant to the Funds:

Pursuant to the Acquisition Agreement, Spouting Rock will ultimately acquire an aggregate interest of 55% of the Adviser through a series of transactions. The initial transaction closed on April 1, 2021, resulting in Spouting Rock holding a minority interest in the Adviser. Spouting Rock has options to purchase additional interests in 525 Holding in several phases exercisable beginning in June 2021 through June 2024. If all of the options are exercised in their current form, the consummation of the Acquisition is deemed to be a change of control of Penn Capital. There is no guarantee that the options will ultimately be exercised in their current form (or at all).

Assuming shareholder approval of the New Advisory Agreement, Penn Capital will continue to serve as each Fund’s investment adviser. Penn Capital currently serves as investment adviser to the Funds pursuant to an interim investment advisory agreement as described above on page [__] under “Introduction.”

Acquisition Not Expected to Adversely Affect Penn Capital or the Funds

It is anticipated that the Acquisition and Penn Capital’s affiliation with Spouting Rock will not result in any change in the services provided by Penn Capital to the Funds. It is further anticipated that the Acquisition will not diminish in any way the high level of investment advisory service previously provided by Penn Capital and may enhance the services provided to the Funds going forward.

Impact of the Acquisition on the Funds’ Advisory Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed New Advisory Agreement with Penn Capital. The consummation of the Acquisition would constitute an “assignment” (as defined in the 1940 Act) of the Funds’ previously existing advisory agreement with Penn Capital. As required by the 1940 Act, the previously existing advisory agreement provided for its automatic termination in the event of an assignment. Accordingly, the previously existing advisory agreement terminated on April 1, 2021, and the New Advisory Agreement is necessary if Penn Capital is to continue to manage the Funds beyond the 150-day term of the Interim Advisory Agreement.

Factors Considered by the Trustees and their Recommendation

The Board is recommending that shareholders vote to approve the New Advisory Agreement with Penn Capital.

The Trustees considered and unanimously approved the New Advisory Agreement at a meeting of the Board held on April 19, 2021 (the “April Meeting”).  The Trustees reviewed and discussed written materials that were provided in connection with the April Meeting and throughout the year.  The Trustees also reviewed and discussed written materials that were provided in connection with the March 18, 2021 Board meeting (the “March Meeting” and, together with the April Meeting, the “Meetings”) in connection with the Board’s approval of an interim investment advisory agreement on behalf of each Fund pursuant to Rule 15a-4 under the 1940 Act that went into effect April 1, 2021.

The Trustees relied upon the advice of Fund counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The Independent Trustees had requested and been provided with detailed materials relating to Penn Capital, Sprouting Rock, RBB and the Acquisition in advance of the Meetings. The Independent Trustees met in executive session with Fund counsel during the Meetings to discuss the Acquisition and its anticipated effects on the Funds, including the proposed RBB trust adoption and the Shared Governance Structure on the RBB series trust platform. At the Meetings, representatives of Penn Capital, Spouting Rock and RBB responded to questions from the Board, and discussed, among other things, the strategic rationale for the Acquisition, the Shared Governance Structure and Penn Capital’s and Spouting Rock’s general plans and intentions regarding the Funds. The Board, including the Independent Trustees, evaluated the terms of the New Advisory Agreement, reviewed the information provided by Penn Capital and Spouting Rock in connection with the consideration of approving the New Advisory Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Board in evaluating and approving the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, Penn Capital advised the Board about a variety of matters, including the following:

•	No material changes are currently contemplated as a result of the Acquisition in the nature, quality, or extent of services currently provided by Penn Capital to the Funds and their shareholders.

•	All of the portfolio management personnel who currently manage the Funds are expected to continue to do so under the New Advisory Agreement.

•
Penn Capital has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds through at least April 1, 2023.

In addition to the information provided by Penn Capital, Spouting Rock and RBB representatives as described above, the Board also considered, among other factors, the following:

•
The reputation, financial condition, and resources of Penn Capital and Spouting Rock, and the potential benefits to shareholders of retaining Penn Capital as investment adviser to the Funds, including anticipated continuity of portfolio management.

•	Spouting Rock’s experience with past acquisitions.

•	The terms and conditions of the New Advisory Agreement, including that each Fund’s contractual advisory fee rates under the New Advisory Agreement will remain the same.

•
The capabilities, resources, and personnel of Penn Capital necessary to continue to provide the investment management services currently provided to each Fund, and the transition and integration plans for the Funds’ transition to the RBB series trust umbrella under the Shared Governance Structure.

•
The advisory fees paid by each Fund under the New Advisory Agreement represent reasonable compensation to Penn Capital in light of the services to be provided, the costs to Penn Capital of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information compiled by Penn Capital from an unaffiliated third-party proprietary database) and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
Penn Capital has agreed to pay all expenses of the Funds in connection with this proxy solicitation, and that the Funds will bear no costs in obtaining shareholder approval of the New Advisory Agreement.

In considering whether to approve the New Advisory Agreement on behalf of the Funds, the Board reviewed the materials provided for the Meetings, including: (i) a copy of the form of New Advisory Agreement; (ii) information describing the nature, quality and extent of the services that Penn Capital and Spouting Rock expect to provide to the Funds; and (iii) information concerning the financial condition, business, operations and compliance program of Penn Capital. The Board also considered the information presented at Board Meetings throughout the year.  In addition, the Board received a report compiled by Penn Capital from an unaffiliated third-party proprietary database comparing the advisory fees, expenses and performance of each Fund with the fees, expenses and performance of other funds with similar investment objectives and policies (each a “Peer Group”). In making its decision to approve the New Advisory Agreement, the Board, including the Independent Trustees, concluded that the information furnished was sufficient to form a reasonable business judgment for approval of the New Advisory Agreement.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services provided and expected to be provided to each Fund by Penn Capital; (ii) the personnel and operations of Penn Capital; (iii) the changes being made to the Trust and Funds in connection with the transition to the Shared Governance Structure; (iv) the investment performance of the Funds; (v) the expected profitability to Penn Capital under the New Advisory Agreement; (vi) any “fall-out” benefits to Penn Capital or Spouting Rock (i.e., the ancillary benefits realized due to a relationship with the Trust); and (vii) possible conflicts of interest. The following are among the primary factors taken into account by the Board in approving the New Advisory Agreement.

The nature, extent, and quality of services expected to be provided to each Fund by the Adviser.  The Board reviewed the services that Penn Capital expects to continue to provide to each Fund, as well as potential efficiencies and cost savings under the Shared Governance Structure. In connection with the advisory services to be provided to each Fund, the Board noted Penn Capital’s responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; executing portfolio security trades; and oversight of general portfolio compliance with relevant law.

The Board reviewed Penn Capital’s experience, resources, strengths and performance as an investment adviser. The Board also noted Penn Capital’s procedures to manage potential conflicts of interest, as well as the RBB compliance and operational infrastructure available to the Funds under the Shared Governance Structure.  The Board also considered that the same individuals who currently serve as portfolio managers of the Funds are expected to continue to do so under the New Advisory Agreement.  The Board also considered the changes to the operations and certain service providers of the Funds as a result of the RBB trust adoption and Shared Governance Structure.

The Board also noted that Penn Capital will continue to have the capabilities, resources and personnel necessary to provide the investment management services currently provided to each Fund.  In evaluating Penn Capital, the Board considered the history, background and experience of Spouting Rock as a multi-boutique manager platform. The Board considered Spouting Rock’s long-term business goals with regard to Penn Capital and the Funds.

Based on their consideration and review of the foregoing information, the Board determined that the Funds would likely benefit from the nature, quality and extent of the services to be provided by Penn Capital, as well as Penn Capitals’s ability to continue to render such services based on its experience, personnel, operations and resources.

Comparison of services provided and fees charged by the Adviser and other investment advisers to similar clients.  The Board considered the expense comparison data for the Funds. At the Meetings, the Board compared both the services to be rendered and the fees to be paid pursuant to the New Advisory Agreement to the contractual advisory fees of each Peer Group. The Board also discussed the fee and expense structure of the Funds in light of the services provided.

The Board considered the advisory fees and expense ratios of the Funds under the New Advisory Agreement (which are the same as fees charged under each Fund’s existing advisory agreement) compared to the advisory fees and net expense ratios of the investment companies in each Fund’s Peer Group. The Board received information regarding the profitability of Penn Capital in connection with serving as investment adviser to each Fund. The Board also noted Penn Capital’s agreement to waive its advisory fees and assume certain expenses under the New Expense Limitation Agreement, which contained substantially similar terms and conditions as the expense limitation arrangement in place for the Funds prior to the Acquisition.

After comparing each Fund’s fees with those of other funds in each Fund’s Peer Group and considering the information about fee rates charged to other accounts and clients managed Penn Capital, and in light of the nature, quality and extent of services expected to continue to be provided by Penn Capital, the Board concluded that the level of fees to be paid to Penn Capital with respect to each Fund was fair and reasonable.

The Board also noted that Penn Capital has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds through at least April 1, 2023. The Board considered the fact that the fee waivers and expense reimbursements under the New Expense Limitation Agreement would be kept in place through April 1, 2023.

Profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale.  The Board discussed with the representatives from Penn Capital the expected costs to be incurred by the Adviser in rendering services to the Funds, and the profitability of Penn Capital in connection with its service as investment adviser to each Fund. The Board acknowledged Penn Capital’s contractual obligation to limit each Fund’s expenses under the New Expense Limitation Agreement in order to cap the costs paid by the applicable Funds’ shareholders, and the effect of such obligation on Penn Capital’s expected profitability. The Board considered that the Funds were not yet of a sufficient size to be experiencing economies of scale.  The Board received information regarding Penn Capital’s financial condition. The Board concluded that the expected profitability of Penn Capital was reasonable for the Funds in relation to the performance and asset sizes of the Funds.

The Board also considered that Penn Capital and Spouting Rock may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of Penn Capital and Spouting Rock) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds.

Investment performance of the Funds.  The Board considered the investment performance of the Funds. The Board concluded that Penn Capital’s experience in managing the Funds demonstrated that Penn Capital had the ability to continue to successfully manage the Funds and was adequate to support the approval of the New Advisory Agreement.

Conclusion.  No single factor was determinative to the decision of the Board to approve the New Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, such as the New Expense Limitation Agreement, the Board concluded that the advisory fee rates under the New Advisory Agreement and the net expense ratios under the New Expense Limitation Agreement were reasonable in relation to the services expected to be provided by Penn Capital to each Fund, as well as the expected costs incurred and benefits gained by Penn Capital in providing such services. The Board also found the investment advisory fees under the New Advisory Agreement to be reasonable in comparison to the fees charged by each respective Peer Group. The Board concluded that the Acquisition would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services provided to the Funds, or impose an “unfair burden” on the Funds. The Board further concluded that, after the Acquisition, Penn Capital will continue to have the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund. As a result, the Board concluded that the approval of the New Advisory Agreement between Penn Capital and the Trust, on behalf of each Fund, is in the best interests of each Fund.

Section 15(f) of the 1940 Act

The Board has been advised that Penn Capital intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Penn Capital) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the closing of the Acquisition (i.e., through April 1, 2024), at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is Penn Capital. The Board does not currently meet this test, but the new Board currently meets, and through April 1, 2024 anticipates meeting, this test if elected under Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the Acquisition. An “unfair burden” includes any arrangement during the two-year period after the closing of the Acquisition (i.e., through April 1, 2023) where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Penn Capital has agreed that it will, and will cause its affiliates to, conduct its business to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services provided by Penn Capital to each Fund.

Based on all of the foregoing, the Trustees recommend that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

If the shareholders of a particular Fund do not approve the New Advisory Agreement with respect to that Fund, the Trustees would consider what further action to take consistent with their fiduciary duties to that Fund.

Terms of the Previously Existing and New Advisory Agreements

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The fee structure with respect to each Fund under the New Advisory Agreement is identical to the fee structure under the previously existing advisory agreement. Each Fund’s total annual operating expenses will continue to be limited by the Fund’s expense limitation arrangements upon shareholder approval of the New Advisory Agreement. The contractual rates of the advisory fee payable by each Fund to Penn Capital, and the actual advisory fee rates paid to Penn Capital by each Fund for the fiscal year ended June 30, 2020, are set forth in Exhibit B. With respect to each Fund, the date on which the previously existing advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

Advisory Services. The previously existing advisory agreement states that the Trust, on behalf of each Fund, employs the Adviser, subject to the direction of the Board and the officers of the Trust, to (i) manage the investment and reinvestment of Fund assets; (ii) regularly make decisions as to what securities to purchase and sell on behalf of each Fund and record and implement such decisions; and (iii) furnish the Board with such information and reports regarding the Funds’ investments as the Adviser deems appropriate or as the Board may reasonably request.

The New Advisory Agreement states that the Trust, on behalf of each Fund, employs the Adviser, subject to the supervision of the Board, to provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Trust for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. In addition, the New Advisory Agreement provides that the Adviser will render to the Funds’ Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request.

Sub-Advisers. The previously existing advisory agreement states that Adviser may, at its own expense, retain any sub-adviser to a Fund that is registered under the Investment Advisers Act of 1940, as amended.

The New Advisory Agreement states that the Adviser may, at its own expense, delegate certain of its responsibilities to any sub-adviser to a Fund pursuant in each case to a written agreement with such sub-adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder.

Portfolio Transactions. The previously existing advisory agreement provides that the Adviser is responsible for placing and executing Fund orders for the purchase and sale of portfolio securities (“Orders”) with broker-dealers and, subject to obtaining the best price and execution reasonably available, is authorized to place such orders with broker-dealers that it may select from time to time. The previously existing advisory agreement also authorizes the Adviser, subject to applicable law, to (i) place Orders with brokers who provide research or statistical information or analyses to the Fund, the Adviser or to any other client for which the Adviser provides investment advisory services; (ii) cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Adviser’s overall responsibilities with respect to the Fund and to other funds or clients for which the Adviser exercises investment discretion; (iii) direct portfolio transactions to a broker that is an affiliated person of the Adviser, any sub-adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), provided however that any transaction placed with an affiliated broker must (a) be placed at best execution, and (b) may not be a principal transaction; and (iv) aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients and in accordance with the Adviser’s written policy.

The New Advisory Agreement provides that, subject to the Adviser’s obligation to obtain best price and execution, the Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Adviser places orders for the purchase or sale of securities for a Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Adviser is authorized to cause a Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser’s overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion. The Adviser may aggregate securities orders so long as the Adviser adheres to a policy of allocating investment opportunities to each Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Funds’ securities be purchased from or sold to the Funds’ principal underwriter, the Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law. The New Advisory Agreement also provides that the Adviser shall report to the Board of Trustees of the Funds at least quarterly with respect to brokerage transactions that were entered into by the Adviser and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Adviser to a Fund and the Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

Compensation of Penn Capital. Both the New Advisory Agreement and the previously existing advisory agreement contain identical fee structures with respect to each Fund based on each Fund’s daily average net assets, payable on a monthly basis.

Duration and Termination. The previously existing advisory agreement had an initial two year term. The New Advisory Agreement will have an initial term ending August 16, 2022. Both the previously existing advisory agreement and the New Advisory Agreement provide that, following the initial term, the agreements will continue in effect for successive one-year terms only upon the approval of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) voting separately, as specified in the 1940 Act. Both the previously existing advisory agreement and the New Advisory Agreement provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to the Trust without the payment of any penalty by the Trust or Adviser upon sixty days’ written notice to the other party. The Trust may effect termination of the New Advisory Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, accompanied by appropriate notice.

Payment of Expenses. Pursuant to the previously existing advisory agreement, the Trust is responsible for bearing all expenses and salaries necessary and incidental to its own business and affairs.

Pursuant to the New Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the New Advisory Agreement, and each Fund shall bear all of its own expenses not specifically assumed by the Adviser.

Limitation of Liability. The previously existing advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to a Fund, the Adviser shall not be liable to the Trust, a Fund or to any Trustee or shareholder of the Trust or a Fund for any loss or damage arising from any action or omission in the course of, or connected with, services rendered pursuant to the agreement, or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise.

The New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Advisory Agreement (“disabling conduct”). The Funds will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Expense Limitation Agreements

With respect to each Fund other than the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund), the Adviser has contractually agreed pursuant to an Expense Limitation Agreement (the “Current Expense Agreement”) to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown in the table below. With respect to the Penn Capital Opportunistic High Income Fund and the Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund), the Adviser has contractually agreed pursuant to the Current Expense Agreement to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Adviser, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown in the table below.

Current Expense Limitation
	Institutional Class	Investor Class
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	0.64%	0.89%
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	0.54%	N/A
Penn Capital Opportunistic High Income Fund	0.72%	0.97%
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%

Upon termination of the Interim Advisory Agreement, the Current Expense Agreement will also terminate. If shareholders approve the New Advisory Agreement, Penn Capital has agreed to enter into, and the Board has approved, a new expense limitation agreement (the “New Expense Agreement”) with respect to each Fund that will maintain the above-described current expense limitations for each Fund. The New Expense Agreement will remain in effect and be contractually binding through April 1, 2023.

Pursuant to the Current Expense Agreement and New Expense Agreement, any waived or reimbursed expenses by the Adviser to the Funds (excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Adviser) are subject to repayment by a Fund in the three years following the end of the month in which the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. Any fees or expenses subject to repayment by a Fund to the Adviser under the Current Expense Agreement will be carried forward to the New Expense Agreement. As of December 31, 2020, the Adviser’s waived fees and paid expenses that are subject to potential recoupment are as follows:

	Fiscal Period Incurred	Amount Subject to Potential Recoupment
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	Year Ending June 30, 2021	$172,009
	Year Ended June 30, 2020	$308,125
	Year Ended June 30, 2019	$291,034
	Year Ended June 30, 2018	$281,780
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	Year Ending June 30, 2021	$141,250
	Year Ended June 30, 2020	$251,625
	Year Ended June 30, 2019	$198,460
	Year Ended June 30, 2018	$164,748
Penn Capital Opportunistic High Income Fund	Year Ending June 30, 2021	$126,962
	Year Ended June 30, 2020	$221,552
	Year Ended June 30, 2019	$204,979
	Year Ended June 30, 2018	$226,073
Penn Capital Managed Alpha SMID Cap Equity Fund	Year Ending June 30, 2021	$94,879
	Year Ended June 30, 2020	$169,526
	Year Ended June 30, 2019	$160,750
	Year Ended June 30, 2018	$175,125
Penn Capital Special Situations Small Cap Equity Fund	Year Ending June 30, 2021	$100,306
	Year Ended June 30, 2020	$175,626
	Year Ended June 30, 2019	$187,190
	Year Ended June 30, 2018	$208,947

Additional Information Pertaining to Penn Capital

The following table sets forth the name, position and principal occupation of each current executive officer and/or manager of Penn Capital as of March 31, 2021. Each individual’s address is c/o Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112.

Name	Principal Occupation at Penn Capital
Richard Hocker	Managing Member
Marcia Hocker	Treasurer
Eric Green	Chief Investment Officer - Equity
Gerald McBride	Chief Financial Officer
Kirsten Hocker	President
Linda Ridolfi	Chief Compliance Officer
Marty Keane	Chief Technology Officer
Peter Duffy	Chief Investment Officer - Credit
Andrew Smith	Chief Executive Officer
Andrew Daly	Chief Operating Officer
Joseph Maguire	Vice President, Direct of Research
Joseph McDonnell	Vice President of Finance

During the Funds’ last fiscal year, the Funds did not pay any amount to Penn Capital or any affiliated person of Penn Capital for services to the Fund (other than pursuant to the previously existing advisory agreement). There were no brokerage commissions paid by the Funds to affiliated brokers of Penn Capital for the fiscal year ended June 30, 2020.

As of April 19, 2021 (the “Record Date”), the following individuals are officers and/or Trustees of the Trust who are also officers, employees or managers of Penn Capital:

Name	Position with the Trust
Richard Hocker	Trustee, President and Chairman of the Board
Gerald McBride	Treasurer
Robert McLaughlin	Secretary

Messrs. McBride and McLaughlin, by virtue of their respective ownership interests in the Adviser’s parent company, 525 Holding, have an ownership interest in Penn Capital. In addition, as of the Record Date, Mr. Hocker, as Managing Member of the Adviser and through his ownership interest in 525 Holding, is deemed a controlling person of the Adviser. Due to his ownership interest in 525 Holding, Mr. Hocker may be deemed to have a substantial interest in the transactions contemplated under the Acquisition Agreement and the approval of the New Advisory Agreement.  In addition, during the fourth quarter of 2020, the shareholders of Penn Capital exchanged their ownership interests in Penn Capital for ownership interests deemed to be of equal value in 525 Holding.

For the reasons set forth above, the Trustees of THE TRUST UNANIMOUSLY recommend that shareholders OF EACH FUND vote in favor of the new advisory agreement with PENN CAPITAL.

PART 2

DESCRIPTION OF PROPOSAL

Election of eight (8) nominees to the Board of Trustees of the Trust

(all Funds voting together as a single class)

Background

At the Special Meeting, shareholders will be asked to elect eight (8) new Trustees (each a “Trustee Nominee” and together, the “Trustee Nominees”), who will constitute the entire Board of Trustees (“Board”) of PENN Capital Funds Trust (the “Trust,” each series thereof, a “Fund,” and together, the “Funds”). The current members of the Board (the “Current Trustees”) are not standing for election and will cease to serve as Trustees effective when the Trustee Nominees take office, which is expected to occur shortly after the Special Meeting.

Over the past few years, Penn Capital has considered various options for its business model and the structure of the Funds in an effort to realize operational efficiencies while maintaining the high quality of investment advisory and other services provided to Fund shareholders. After considering a number of options, Penn Capital determined that the Funds would benefit from certain expense reductions and operational streamlining associated with joining a shared governance and service provider structure in common with other funds. Such structures are designed to provide an efficient governance and operations solution for mutual funds and their advisers, and permit participating investment advisers to focus more effort and resources on providing advisory services and marketing funds.

In April of 2021, Penn Capital management informed the Current Trustees that it had determined that the Funds would benefit from joining a shared governance and service provider structure in common with The RBB Fund, Inc. (“RBB”) (such shared governance and service provider structure, the “Shared Governance Structure”). RBB is an open-end management investment company that was organized as a Maryland corporation on February 29, 1988 and currently consists of 36 separate portfolios. The Adviser believes that the Shared Governance Structure has a robust infrastructure that would serve shareholders well, and, as the Shared Governance Structure uses many of the same service providers as the Trust, that shareholders would experience limited changes to their investment experience.

In connection with the Adviser’s recommendation that the Trust participate in a Shared Governance Structure (the “Transition”), the Adviser proposed that the Current Trustees nominate, and recommended that shareholders elect as Trustees of the Trust, the Trustee Nominees, each of whom is currently on the Board of Directors of RBB. At a meeting of the Board held on April 19, 2021, the Current Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust, considered Penn Capital’s proposal, nominated the Trustee Nominees and recommended that the Trustee Nominees be submitted to the Trust’s shareholders for election at the Special Meeting, and, subject to receipt of such shareholder approval, approved changing the number of Trustees on the Board from three (3) to eight (8).

If the Proposal is approved, the Trustee Nominees will be responsible for overseeing the Funds and implementing the Transition. If elected by shareholders, the Trustee Nominees are expected to appoint new Trust officers, including a new Chief Compliance Officer (“CCO”) and Anti-Money Laundering (“AML”) Officer and a new Treasurer of the Trust, and to align most service providers of the Trust to those used by RBB (except for the Funds’ investment adviser and distributor), as follows:

●	Penn Capital will remain each Fund’s investment adviser.

●	The current portfolio manager(s) of each Fund are expected to remain the same.

●	The Funds’ administrator, transfer agent and fund accountant will remain U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”).

●	The Funds’ distributor will remain Foreside Fund Services, LLC (“Foreside”).

●	The Fund’s independent auditors will be Tait, Weller & Baker LLP (“Tait Weller”).

●	The Fund’s custodian will remain U.S. Bank National Association.

●	Vigilant Compliance, LLC will provide compliance consulting services and a CCO and AML Officer for the Trust.

●	Other officers of the Trust will be replaced by individuals who currently serve as officers within the Shared Governance Structure.

●	Trust counsel will be Faegre Drinker Biddle & Reath LLP.

Board Actions and Considerations

The Board’s Nominating Committee (comprised of the Independent Trustees) met on April 19, 2021 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Penn Capital, Spouting Rock and their affiliates, as well as such other information as the Nominating Committee deemed relevant to its considerations.  The Nominating Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on April 19, 2021, consistent with the recommendation of the Nominating Committee, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

In connection with its recommendation for shareholders to elect the Trustee Nominees, the Board’s Nominating Committee and the Current Trustees evaluated the Trustee Nominees’ qualifications to serve as Trustees of the Trust. Based on discussions with management and representatives from RBB, including a review of the background and experience of the Trustee Nominees, consistent with the recommendation of its Nominating Committee, the Board believes that electing a new slate of Trustees may provide benefits to the Funds as part of the Shared Governance Structure. In light of the information received and reviewed, the Board concluded that the Trustee Nominees are well qualified and experienced with the oversight of investment companies, including with respect to the funds on the RBB series trust platform.

The Board noted that if the Trustee Nominees are elected, the Trust would be governed by the new Board and led by an Independent Trustee as Chair. The Board believes that, if the Trustee Nominees are elected by shareholders, there will be an appropriate transition of oversight of the Funds, including risk oversight, from the existing Board to the Trustee Nominees as a result of, among other things, the continuity of each Fund’s investment adviser and the implementation of the Shared Governance Structure as a result of the RBB trust adoption.

If the Trustee Nominees are elected, the Trustee Nominees would take office shortly after the Special Meeting. At such time, it is expected that the current Trustees would tender their resignation. In considering the nomination of the Trustee Nominees, the Current Trustees expressed a willingness to resign in light of the transition to the Shared Governance Structure and trust adoption whereby the Funds will be brought under the RBB series trust platform.

The Board has adopted a written charter for its Nominating Committee. The Trust does not provide the Board’s Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this Proxy Statement as Exhibit D. In addition the Board of Directors of RBB has adopted a written charter for its Nominating and Governance Committee, which is attached to this Proxy Statement as Exhibit E.

Trustee Nominees

Shareholders will be asked to vote on a proposal to elect the following Trustee Nominees to serve as Trustees to the Trust: Julian A. Brodsky, J. Richard Carnall, Gregory P. Chandler, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky, Brian T. Shea and Robert A. Straniere. If elected, seven of Trustee Nominees will not be “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act. Mr. Sablowsky will be considered an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Interested Trustee”). Mr. Sablowsky will be considered an “Interested Trustee” of the Trust by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Adviser.

The Trustee Nominees have each consented to stand for election and to serve if elected. Should any Trustee Nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend, unless a decision is made to reduce the number of Trustees of the Trust. If elected, a Trustee Nominee will serve for an indefinite term lasting the lifetime of the Trust or until his earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of these events, until the next meeting of Shareholders called for the purpose of electing Trustees (or consent of shareholders in lieu thereof) and until the election and qualification of his successor.

Information regarding the Trustee Nominees is set forth in the following tables:

INDEPENDENT TRUSTEE NOMINEES

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX THE TRUSTEE NOMINEE WOULD OVERSEE**
Julian A. Brodsky Age: 87	Trustee Nominee	N/A	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	AMDOCS Limited (service provider to telecommunications companies).	43
J. Richard Carnall Age: 82	Trustee Nominee	N/A	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	None.	43
Gregory P. Chandler Age: 54	Trustee Nominee	N/A	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).	43
Nicholas A. Giordano Age: 78	Trustee Nominee	N/A	Since 1997, Consultant, financial services organizations.	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled InvestmentTrust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).	43
Arnold M. Reichman Age: 72	Trustee Nominee	N/A	Retired.	Independent Trustee, EIP Investment Trust (registered investment company).	43
Brian T. Shea Age: 60	Trustee Nominee	N/A	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).	43
Robert A. Straniere Age: 80	Trustee Nominee	N/A	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	None.	43

* The address of each Trustee Nominee, if elected, will be 615 East Michigan Street, Milwaukee, WI 53202.

**The fund complex consists of the seven (7) Funds in the Trust and thirty-six (36) portfolios of RBB.

INTERESTED TRUSTEE NOMINEE*

NAME, ADDRESS** AND AGE	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX THE TRUSTEE NOMINEE WOULD OVERSEE***
Robert Sablowsky Age: 83	Trustee Nominee	N/A	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	None.	43

* Mr. Sablowsky will be considered an “Interested Trustee” of the Trust by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer that may execute portfolio transactions for the Funds or other accounts managed by the Adviser.

** The address of Mr. Sablowsky, if elected, will be 615 East Michigan Street, Milwaukee, WI 53202.

***The fund complex consists of the seven (7) Funds in the Trust and thirty-six (36) portfolios of RBB.

The Board believes that each of the Trustee Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to his service as a Trustee of the Trust in view of the Funds’ business and structure. Each Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each Trustee Nominee and certain of his Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Trustee Nominee Experience

The following describes the relevant experience of each individual nominated to serve as a Trustee of the Trust.

Independent Trustee Nominees

Julian A. Brodsky. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.

J. Richard Carnall. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Gregory P. Chandler. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Nicholas A. Giordano. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies.

Arnold M. Reichman. Mr. Reichman possesses decades of investment management, in addition to senior executive-level management experience.

Brian T. Shea. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

Robert A. Straniere. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.

Interested Trustee Nominee

Robert Sablowsky. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.

Current Board Leadership Structure and Oversight Responsibilities

The current Board is composed of Dennis S. Hudson, III, John R. Schwab and Richard A. Hocker. Messrs. Hudson and Schwab are Independent Trustees who are not affiliated with the Adviser, the Funds’ distributor, or their affiliates, while Mr. Hocker is considered an “interested person” of the Trust as defined in the 1940 Act due to his position with the Adviser. Mr. Hocker currently serves as the Chairman of the Board. Upon the election of the Trustee Nominees listed above, each of the Current Trustees will cease to serve as Trustees of the Trust effective when the Trustee Nominees take office. If elected by shareholders of the Funds, seven (7) of the Trustee Nominees will be Independent Trustees of the Trust, and one (1) of the Trustee Nominees will be an Interested Trustee of the Trust.

The current Board oversees the Trust’s management and operations. Like all mutual funds, the Trust’s day-to-day management and operation is the responsibility of the various service providers, such as the Adviser and the Funds’ distributor, administrator, custodian, and transfer agent. In conducting this oversight, the Board receives regular reports from the Trust’s officers and service providers. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations in compliance with the reports required by Rule 38a-1 under the 1940 Act. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss matters between regular quarterly meetings. During the fiscal year ended June 30, 2020, each Current Trustee attended or participated telephonically in at least 75% of the meetings of the Board and committees of the Board on which he served. Trustees are not required to attend shareholder meetings. The Board’s role is one of oversight and not day-to-day management over the Trust’s affairs.

The majority of the current Board is comprised of Independent Trustees, which the Board believes allows the Board to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting, during which they review matters relating to their independent oversight. The Independent Trustees have determined that because they comprise a majority of the Board, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Board reviews its structure and the structure of its committees annually. The Board has determined that the composition of the Board and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, liquidity risk, etc.), the oversight of different types of risks is handled in different ways. For example, the Board’s Audit Committee meets with the Trust’s Treasurer and independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Trust’s CCO to discuss compliance and operational risks and how they are managed. With respect to investment risks, the Board receives reports from the Adviser describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Adviser at the Board’s regular meetings. The Board also approves any material changes to a Fund’s investment policies or restrictions.

With respect to valuation, the Board reviews fair valuation reports at quarterly meetings that enable the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid investments held by the Funds. In addition, the Board’s Audit Committee reviews valuation procedures and pricing results with the Trust’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Fund’s year-end financial statements.

The current Board has established the following standing committees:

Current Audit Committee. The Board’s Audit Committee is comprised of all the current Independent Trustees. The Audit Committee oversees the Funds’ financial reporting processes. The Audit Committee’s function is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of each Fund’s pricing and financial reporting. The Audit Committee met four times during the fiscal year ended June 30, 2020.

Current Nominating Committee. The Nominating Committee, comprised of all the current Independent Trustees, is responsible for identifying, evaluating and nominating candidates for consideration as Trustees and meets only as necessary. Although the Nominating Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating Committee will consider nominees recommended by Fund shareholders. Recommendations for nominees from shareholders must be sent to the Secretary of the Trust, c/o PENN Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual nominee’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended June 30, 2020.

Ownership of Fund Shares

Set forth below is the dollar range of equity securities beneficially owned by each of the Current Trustees and Trustee Nominees as of December 31, 2020 in each Fund and in all Funds in the Trust.

Current Trustees’ Ownership

	Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	Penn Capital Opportunistic High Income Fund	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust
Dennis S. Hudson, III	None	None	$10,001-$50,000	$10,001-$50,000	None	None
John R. Schwab	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None
Richard A. Hocker	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Nominees’ Ownership

	Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	Penn Capital Opportunistic High Income Fund	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust
Julian A. Brodsky	None	None	None	None	None	None
J. Richard Carnall	None	None	None	None	None	None
Gregory P. Chandler	None	None	None	None	None	None
Nicholas A. Giordano	None	None	None	None	None	None
Arnold M. Reichman	None	None	None	None	None	None
Robert Sablowsky	None	None	None	None	None	None
Brian T. Shea	None	None	None	None	None	None
Robert A. Straniere	None	None	None	None	None	None

Current Trustee and Officer Compensation

Each current Independent Trustee receives a quarterly retainer of $3,000 as well as a per-meeting fee of $1,000 for each meeting he attends in-person or $500 if he attends telephonically. The Audit Committee Chair receives an additional quarterly fee of $1,000 for such Chairmanship. The Independent Trustees are reimbursed for the travel and other expenses they incur in attending Board meetings. No officer or Trustee of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. During the fiscal year ended June 30, 2020, the Independent Trustees received the compensation indicated in the table below:

Name	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the PENN Capital Fund Complex
Dennis S. Hudson, III	$13,000	$0	$0	$13,000
John R. Schwab	$18,500	$0	$0	$18,500

Jack P. Huntington, the Funds’ CCO and AML Officer is an employee of Foreside Fund Officer Services, LLC. During the fiscal year ended June 30, 2020, Foreside Fund Officer Services, LLC received compensation from the Trust pursuant to a Fund CCO Agreement. As part of the Transition, it is expected that Mr. Huntington will cease serving as an officer of the Trust and Vigilant Compliance, LLC will provide a new CCO and AML Officer for the Trust.

Independent Accountant’s Fees

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The Trust’s independent registered public accounting firm, KPMG LLP, billed aggregate fees for services rendered to the Funds for the fiscal years ended June 30, 2020 and June 30, 2019 as follows:

	2020
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$125,000	N/A	N/A
(b) Audit-Related Fees (2)	None	N/A	N/A
(c) Tax Fees (3)	$25,000	N/A	N/A
(d) All Other Fees	None	N/A	N/A
	2019
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees (1)	$120,000	N/A	N/A
(b) Audit-Related Fees (2)	None	N/A	N/A
(c) Tax Fees (3)	$25,000	N/A	N/A
(d) All Other Fees	None	N/A	N/A

Notes:

(1)	Audit Fees include fees related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Audit-Related Fees relate to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.

(3)	Tax Fees relate to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures. The Board’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit services of the Trust, including services provided to any entity affiliated with the Trust. The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of preapproval requirement were as follows:

	2020	2019
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%

Non-Audit Fees. The following table indicates the non-audit fees billed or expected to be billed by the Funds’ accountant for services to the Funds and to the Funds’ investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	2020	2019
Registrant	0.00%	0.00%
Adviser	0.00%	0.00%

Additional Information

Officers of the Trust. The current officers of the Trust, their respective age, and their principal occupations for the last five years are set forth below. The business address of each officer of the Trust, other than Mr. Huntington, is c/o PENN Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112. Mr. Huntington’s business address is 10 High Street, Suite 302, Boston, MA 02110. None of the officers receives compensation from the Trust for his services, other than Mr. Huntington, who receives compensation noted above for his service as Trust CCO and AML Officer. Each of the Trust officers named below serves at the pleasure of the Board.

Current Officers of the Trust

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Richard A. Hocker 1946	Trustee, President and Chairman	Since 2014	Founder, Director, Chief Executive Officer (1987-2021) and Chief Investment Officer (1987-2020) of Penn Capital Management Company, LLC f/k/a Penn Capital Management Company, Inc.; Director, Ethel Mae Hocker Foundation (charitable) (since 2005).
Gerald McBride 1963	Treasurer	Since 2014	Chief Operating Officer (2007-2021) and Chief Financial Officer, Penn Capital Management Company, LLC f/k/a Penn Capital Management Company, Inc. (since 2007).
Robert J. McLaughlin, CFA 1966	Secretary	Since October 2020	Director of Investment Services (since 2016); Manager of Business Operations (2011-2015), Penn Capital Management Company, LLC f/k/a Penn Capital Management Company, Inc.
Jack P. Huntington 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

If shareholders elect each of the Trustee Nominees, it is expected that the current officers of the Trust will resign as part of the Transition, and that the individuals named in the table below will be appointed by the newly-constituted Board to serve as officers of the Trust. These individuals’ names, addresses, respective age, and principal occupations for the last five years are set forth below.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE RBB FUND, INC.	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management LLC.
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH TRUSTEE NOMINEE.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares

Only shareholders of record at the close of business on April 19, 2021, will be entitled to notice of, and to vote at, the Special Meeting. On April 19, 2021, the following shares of each class of the Funds were outstanding and entitled to vote:

Shares outstanding and
Fund	entitled to vote

Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive
Floating Rate Income Fund)
Investor Class	0
Institutional Class	3,277,601.450

Penn Capital Short Duration High Income Fund (formerly, PENN Capital
Defensive Short Duration High Income Fund)
Institutional Class	4,172,594.359

Penn Capital Opportunistic High Income Fund
Investor Class	0
Institutional Class	1,952,320.517

Penn Capital Managed Alpha SMID Cap Equity Fund
Investor Class	0
Institutional Class	1,172,018.045

Penn Capital Special Situations Small Cap Equity Fund
Investor Class	0
Institutional Class	835,697.127

PART 4

INFORMATION ON PROXY VOTING and the operation of THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of a Fund as of the close of business on April 19, 2021 (the “Record Date”) are entitled to vote on all of that Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may are required under the 1940 Act or state law. Under the Trust’s By-Laws, and to the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing Trustees may be called at the request of shareholders holding not less than ten (10) percent of the shares of the Trust, provided that the shareholders requesting such a meeting must pay the Trust the reasonably estimated cost of preparing and mailing the notice of such meeting, which an authorized officer of the Trust shall determine and specify to such shareholders. No meeting of shareholders will be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. The Secretary of the Trust is Robert J. McLaughlin, and he may be reached at the following address: c/o PENN Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. A proxy shall be deemed executed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the Delaware Statutory Trust Act, as amended) or otherwise) by the shareholder or the shareholder’s attorney-in-fact. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. With respect to a proposal requiring approval of all Fund shareholders voting together as a single class, the presence in person or by proxy of the holders of one-third (33-1/3%) of all shares of the Funds entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. With respect to a proposal requiring approval by each Fund voting separately, the presence in person or by proxy of the holders of one-third (33-1/3%) of the shares of a Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Special Meeting, but abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval, or on proposals requiring an affirmative vote of a majority of votes cast for approval.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Trust expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice if the time and place thereof are announced at the Special Meeting at which the adjournment is taken. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Required Vote. As provided under the 1940 Act, approval of the New Advisory Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. With respect to the proposal to elect eight (8) Trustees of the Trust, a plurality of shares of all Funds of the Trust, voting together and not separately by Fund, is required to elect a Trustee. That means that the eight (8) nominees who receive the highest number of votes cast at the Special Meeting will be elected as Trustees.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by the Adviser. The Trust has engaged AST Fund Services, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates AST Fund Services’ fees to be approximately $12,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of the Trust, or regular employees and agents of Penn Capital, for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne by Penn Capital.

Voting by Penn Capital

[Penn Capital intends to vote shares it owns and/or has the power to vote in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Penn Capital owns 25% or more of a Fund’s outstanding shares. In the case of Funds where Penn Capital owns 25% or more of a Fund’s outstanding shares as of the Record Date, Penn Capital intends to vote those shares in favor of the proposals as Penn Capital may already be deemed to control those Funds because of the size of its ownership interest.]

Ownership of the Funds

As of the Record Date, the Current Trustees and officers of the Trust, as a group, owned the percentage of the outstanding shares of the Institutional Class of each Fund as set forth in the table below. The table indicates ownership amounts of the Adviser’s parent company, 525 Holding Co., Inc. (“525 Holding”), which is under the control of Richard A. Hocker. No information is provided for Investor Class shares because shares of that class had not yet been issued as of the Record Date.

Fund	Ownership by 525 Holding	Beneficial Ownership by Individuals	Total
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	[ ]%	[ ]%	[ ]%
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	[ ]%	[ ]%	[ ]%
Penn Capital Opportunistic High Income Fund	[ ]%	[ ]%	[ ]%
Penn Capital Managed Alpha SMID Cap Equity Fund	[ ]%	[ ]%	[ ]%
Penn Capital Special Situations Small Cap Equity Fund	[ ]%	[ ]%	[ ]%

The Trustee Nominees do not own any shares of the Funds as of the Record Date. Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of the Record Date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Trust’s address for the Trustee(s) at c/o Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[May 10], 2021

PART 5

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of a Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1-844-302-7366 or writing to the Trust at the following address: PENN Capital Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of this Proxy Statement and the accompanying Notice of Special Meeting are also available at www.penncapital.com.

Principal Offices and Current Service Providers

The principal office of PENN Capital Funds Trust is at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112. Penn Capital Management Company, LLC, which is also located at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112, serves as the investment adviser to each Fund. U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, transfer agent and fund accountant and is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank National Association, an affiliate of Fund Services, is the custodian of the Funds’ assets and is located at 555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Trust’s principal underwriter is Foreside Fund Services, LLC (“Foreside”), which located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Officer Services, LLC, an affiliate of Foreside that is also located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a CCO and an AML Officer as well as certain additional compliance support functions for the Trust. Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ current legal counsel.

Fiscal Year

The fiscal year-end of each Fund is June 30.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

FORM OF

INVESTMENT ADVISORY AGREEMENT

PENN Capital Funds Trust

AGREEMENT made as of [ ] by and between PENN Capital Funds Trust, a Delaware statutory trust (the “Fund”) and Penn Capital Management Company, LLC, a Delaware limited liability company (the “Investment Adviser”).

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to each series of the Fund set forth on Schedule A of this Agreement (each a “Portfolio” and collectively, the “Portfolios”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Fund and the shareholders of the Portfolios have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Trustees of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolios of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Trustees of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolios, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolios’ respective investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund’s Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolios’ transactions and, where not otherwise available, the daily valuation of securities in the Portfolios.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Trustees of the Fund and the shareholders of the Portfolios), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1.      Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2.      If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of a Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Trustees.

3.      To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or a Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or such Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause a Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to each Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolios’ securities be purchased from or sold to the Fund’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for one or more of the Portfolios. The Investment Adviser shall have no obligation to acquire for the Portfolios a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. Each Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund’s Board of Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolios shall include, but are not limited to, the following (or the Portfolios’ share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolios by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolios’ shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund’s trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolios for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of independent pricing services to value a Portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Fund to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of a Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolios, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolios’ assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to each Portfolio’s name and all investment models used by or on behalf of the Portfolios. The Investment Adviser may use the Portfolios’ names or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of that Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Portfolio, the Fund will pay the Investment Adviser from the assets of each Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of each Portfolio’s average daily net assets as set forth on Schedule A hereto. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to a Portfolio shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolios will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of a Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from a Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to each Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to each Portfolio for its undertaking; (b) each Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to each Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Portfolio under this Section shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to a Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the term “Penn Capital Investment Company” or “Penn Capital” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolios as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until [August 16, 2022]. Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days’ prior written notice to a Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of that Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

[Name of Fund]

c/o PENN Capital Funds Trust

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: Salvatore Faia

If to the Investment Adviser:

Penn Capital Management Company, LLC

1200 Intrepid Avenue, Suite 400

Philadelphia, PA 19112

Attention: [ ]

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PENN CAPITAL FUNDS TRUST

By:
Name:
Title:

PENN CAPITAL MANAGEMENT COMPANY, LLC

By:
Name:
Title:

SCHEDULE A

Advisory Fee (as a percentage of average daily net assets)
Penn Capital Floating Rate Income Fund	0.55%
Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Opportunistic High Income Fund	0.69%
Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

[Draft Subject to Change]

EXHIBIT B

INVESTMENT ADVISORY FEES

	Contractual Advisory Fee (as a percentage of daily average net assets)	Advisory Fee Rate Paid to PENN Capital (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended June 30, 2020	Most Recent Date of Shareholder Approval of Previously Existing Advisory Agreement and Purpose of Submission to Shareholders
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund)	0.55%	0%	November 20, 2015 (initial approval by sole shareholder)
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund)	0.45%	0%	July 14, 2017 (initial approval by sole shareholder)
Penn Capital Opportunistic High Income Fund	0.69%	0%	November 20, 2015 (initial approval by sole shareholder)
Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%	0%	November 20, 2015 (initial approval by sole shareholder)
Penn Capital Special Situations Small Cap Equity Fund	0.95%	0%	December 14, 2015 (initial approval by sole shareholder)

[Draft Subject to Change]

EXHIBIT C

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of April 19, 2021. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Penn Capital Floating Rate Income Fund (formerly, Penn Capital Defensive Floating Rate Income Fund) - Institutional Class shares	525 Holding Co. Inc. 1200 Intrepid Ave Fl. 4 Philadelphia, PA 19112-1230	1319812.983	40.267%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	462553.822	14.112%
	Charles Schwab & Co Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	457725.956	13.965%
	Richard A. Hocker Revocable Trust Richard A. Hocker & Marcia A. Hocker TR U/A 09/16/2005 c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	452980.182	13.82%
	Capinco c/o U.S. Bank, NA PO Box 1787 Milwaukee, WI 53201-1787	245304.942	7.484%
Penn Capital Short Duration High Income Fund (formerly, Penn Capital Defensive Short Duration High Income Fund) - Institutional Class shares	TD Ameritrade Inc. For the Benefit of its Clients PO Box 2226 Omaha, NE 68103-2226	1958587.255	46.939%
	Charles Schwab & Co Inc. Special Custody Account for the Benefit of Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1905	564228.101	13.522%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 4th Fl. 499 Washington BLVD Jersey City, NJ 07310-1995	539221.788	12.922%
	525 Holding Co. Inc. 1200 Intrepid Ave Fl. 4 Philadelphia, PA 19112-1230	420135.347	10.068%

[Draft Subject to Change]

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
	Richard A. Hocker Revocable Trust Tenant in CO 1 Richard A. Hocker & Marcia A. Hocker TR U/A 09/16/2005 c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	242608.431	5.814%
Penn Capital Opportunistic High Income Fund - Institutional Class shares	Richard A. Hocker Revocable Trust Tenant in CO 1 Richard A. Hocker & Marcia A. Hocker TR U/A 09/16/2005 c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	500427.906	25.632%
	525 Holding Co. Inc. 1200 Intrepid Ave FL 4 Philadelphia, PA 19112-1230	426167.168	21.828%
	E*TRADE Savings Bank For the Benefit of its Customer PO Box 6503 Englewood, CO 80155-6503	395883.894	20.277%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	287232.894	14.712%
Penn Capital Special Situations Small Cap Equity Fund - Institutional Class shares	525 Holding Co. Inc. 1200 Intrepid Ave Fl. 4 Philadelphia, PA 19112-1230	136088.017	16.284%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 4th Fl. 499 Washington BLVD Jersey City, NJ 07310-1995	118380.523	14.165%
	Thomas Harris Jr. c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	101317.803	12.123%
	Pershing LLC 1 Pershing Plaza, Fl. 14 Jersey City, NJ 07399-0002	100876.712	12.07%
	Eric J. Green c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	49764.312	5.954%

C-2

[Draft Subject to Change]

Fund and Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
	The SSL Family Living Trust Matthew C. Huttemeyer & Brigitte B. Huttemeyer TR U/A 11/20/2014 c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	48979.368	5.86%
	DSL Living Trust Daniel R. Lee & Suzanne Lee TR U/A 08/27/2013 c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	45282.667	5.418%
Penn Capital Managed Alpha SMID Cap Equity Fund - Institutional Class shares	Thomas Harris Jr. c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	263630.529	22.493%
	525 Holding Co. Inc. 1200 Intrepid Ave Fl. 4 Philadelphia, PA 19112-1230	228486.194	19.495%
	National Financial Services, LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	112975.669	9.639%
	Elizabeth Harris c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	92492.725	7.891%
	c/o GWP US Advisors SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	84754.894	7.231%
	US Bank, NA Customer William P. Brady IRA Rollover c/o Penn Capital Management Company, LLC 1200 Intrepid Avenue, Suite 400 Philadelphia, PA 19112	70558.591	6.02%

C-3

EXHIBIT D

BOARD OF TRUSTEES OF PENN CAPITAL FUNDS TRUST
NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE CHARTER

PENN CAPITAL FUNDS TRUST (THE “TRUST”)

ORGANIZATION

The Nominating Committee (the “Committee”) of the Trust shall be composed solely of Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”).  The Board of Trustees of the Trust (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Trust, including as Independent Trustees.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related Trust complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

•
the contribution which the person can make to the Board and the Trustee, in conjunction with the other Trustees, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o PENN Capital Management Company, Inc., Three Crescent Drive, Suite 400, Philadelphia, Pennsylvania 19112.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER

The Committee shall review this Charter from time to time, as it considers appropriate.

Adopted:  October 21, 2015

D-2

EXHIBIT E

BOARD OF DIRECTORS OF THE RBB FUND, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.          PURPOSE

The Nominating and Governance Committee (the “Committee”) shall be a standing committee of the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”). The purpose of the Committee is to:

1.	Recommend, for the Board’s approval, a statement of fund governance principles;

2.
Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership, and (c) compensation and indemnification of, and insurance for, Board members;

3.	Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;

4.	Oversee the self-evaluation of the Board and its committees; and

5.
Identify and recommend to the Board, from time to time, qualified individuals to serve as the Company’s Chief Compliance Officer (“CCO”), President, and other officers and, in cooperation with the Regulatory Oversight Committee, monitor such officers’ performance. In cooperation with the Regulatory Oversight Committee, the Committee shall also make recommendations to the Board with respect to such officers’ responsibilities, retention and compensation.

II. ORGANIZATION A. Membership

1.	The Committee shall consist of at least three Directors, none of whom is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

2.
The Board shall elect each member of the Committee and the chairman of the Committee (the “Chairman”). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee. The Board may replace any member of the Committee for any reason.

3.	The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.

B. Meetings

1.
The Committee shall meet at least two times a year. Committee meetings may be held in person, by telephone conference, or other interactive electronic communication. The Chairman may call additional meetings as are necessary or appropriate.

2.	The Committee shall have the authority to meet privately and to allow non-members to attend by invitation.

3.
A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent to action without a meeting.

4.	A meeting agenda shall be distributed to the Committee members at a reasonable time prior to each meeting.

5.	The secretary appointed by the Chairman shall prepare written minutes of each meeting.

C. Reporting

Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action.

III. AUTHORITY

1.	The Committee shall have authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm’s fees or retention terms.

2.
The Committee is authorized to obtain advice and assistance from the Company’s counsel, independent accountant and other service providers in connection with the performance of its responsibilities. If the Committee determines that it is necessary to do so in order for the Committee to discharge its responsibilities, the Committee may retain independent counsel and accounting services at the Company’s expense.

3.	In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Company.

IV. RESPONSIBILITIES

A. Size, Structure and Composition of the Board and Qualifications for Membership

1. The Committee shall review periodically the size, structure and composition of the Board to determine the appropriate number of Directors comprising the Board, the ratio of interested to non-interested Directors, the number and types of committees, the functions of the Company’s officers, and the types of expertise and experience needed among the Directors. Accordingly, the Committee shall recommend to the Board:

(a)          a Statement of Policy on Qualifications for Board Membership; and

(b)          a Statement of Policy on Qualifications for Chairman of the Board.

2. The Committee shall be responsible for overseeing the orientation and training of new Directors and the continuing education of all Directors.

3. The Committee shall make recommendations to the Board with respect to the level and types of compensation for Board members and the Chairman of the Board. The Committee shall review such compensation arrangements annually.

4. The Committee shall make recommendations to the Board with respect to level and extent of insurance for and indemnification of Board members and the Chairman of the Board. The Committee shall review such insurance and indemnification arrangements annually.

B. Identification and Nomination of Candidates for Membership and Chairmanship

1.	The Committee shall develop a list of possible new members for the Board, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate.

2.
The Committee shall identify and recommend candidates for nomination by the Board in accordance with the Statement of Policy on Qualifications for Board Membership, and candidates for the chairmanship of the Board in accordance with the Statement of Policy on Qualifications for Chairman of the Board.

C. Committee Structure

1.	The Committee shall review periodically the Board’s committee structure and make recommendations to the Board regarding the formation and/or dissolution of committees.

2.	The Committee shall make recommendations to the Board with respect to membership on committees.

D. Self-evaluation of the Board and its Committees

1.	The Committee shall recommend a plan and schedule to the Board for annual self-evaluation by the Board and its committees.

2.	The Committee shall oversee the process of self-evaluation approved by the Board.

E. Chief Compliance Officer, President and Other Company Officers

1.
The Committee shall identify and recommend to the Board qualified individuals, from time to time, to serve as CCO, President and other Company officers.  In cooperation with the Regulatory Oversight Committee, the Committee shall also make recommendations to the Board with respect to such officers’ responsibilities, retention and compensation.

2.
The Committee shall work with the Regulatory Oversight Committee of the Board to monitor (a) the performance of the CCO and (b) the cooperation of the advisers and service providers with the CCO, including the requirement of regular reports by the CCO to both committees and, as appropriate, the Board.

3.	The Committee shall work with the Regulatory Oversight Committee to annually review the Chief Compliance Officer’s responsibilities and the extent of his or her authority.

F. Committee Charter

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

IV. NOMINEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

A.          Policy

The Committee will consider nominee candidates recommended by shareholders of the Company. The Committee will evaluate such nominees according to the Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders.

B.          Process

Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Company at: c/o US Bancorp Fund Services, 615 E. Michigan St., Milwaukee, WI  53202. Submissions must include sufficient biographical information concerning the recommended individual, including age, twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

Revised: September 10, 2019
Revised: September 17, 2020
Revised: November 12, 2020

STATEMENT OF POLICY ON QUALIFICATIONS FOR MEMBERSHIP
ON THE BOARD OF DIRECTORS

All members of the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) shall possess:

1.          The ability to apply reasonable business judgment and exercise properly their duties of care and loyalty in the best interests of the shareholders of the Company.

2.          Proven leadership ability, high integrity, collegiality and moral character, substantial business or other relevant experience, and a demonstrated capacity to manage a high level of responsibility;

3.          The ability to understand complex principles of business and investment, to solve multi-faceted problems, and to operate positively in the regulatory environment of the Company; and

4.          The ability to read and understand basic financial statements.

In addition, as may be required by the Company in order to take advantage of certain exemptive rules under the Investment Company Act of 1940 (the “1940 Act”), certain members of the Board of Directors may also need to be “disinterested directors” as such term is defined in Rule 0-1(a)(7) under the 1940 Act.

In selecting among potential candidates for Board membership, the Board shall give effect to a preference for candidates who hold or have held senior-level positions in business, finance, law, education, research or government.

The Board does not believe that a director should be required to resign in the event a director retires or changes from the position they held when they were elected to the Board. The Company recognizes and embraces the benefits of having a diverse Board, and sees increasing diversity at Board level as an essential element in maintaining a competitive advantage. The Company believes a truly diverse Board will include a broad complement of different skills, regional and industry experience, background, race, gender and other distinctions between Directors. These differences will be considered in determining the optimum composition of the Board and when possible should be balanced appropriately. All Board appointments are made on merit, in the context of the skills, experience, independence and knowledge which the Board as a whole requires to be effective.

STATEMENT OF POLICY ON QUALIFICATIONS FOR SELECTION AS
CHAIRMAN OF THE BOARD

I.          INDEPENDENCE

The Chairman of the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) shall be a “disinterested director” (as such term is defined in Rule 0-1(a)(7) under the Investment Company Act of 1940).

II. REQUIRED SKILLS

In addition to the basic qualifications for all members of the Company, the Chairman shall possess the ability to:

1.	Foster a boardroom culture consistent with the Company’s statement of fund governance principles.

2.	Exercise leadership among the Directors

3.	Chair Board meetings in an evenhanded and open manner

4.	Communicate effectively with the Company’s shareholders, service providers, regulatory agencies, the press and other relevant parties.

5.	Represent the Company’s interests effectively in all dealings with the Company’s advisers and other service providers.

6.	Evaluate and prioritize issues for consideration by the Board.

III. REQUIRED EXPERIENCE

The Chairman shall have senior-level experience in business, finance, law, education, research or government, including experience in managing a high level of responsibility.

IV. COMMITMENT

The Chairman must have the commitment, availability and time needed to discharge the responsibilities of the position to the extent necessary to serve the best interests of the shareholders.

[PENN CAPITAL LOGO]	PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE
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PROXY VOTING OPTIONS

1.   MAIL your signed and voted proxy back in the postage paid envelope provided

2.   ONLINE at proxyonline.com using your proxy control number found below

3.   By PHONE when you dial toll-free [   ] to reach an automated touchtone voting line

4.   By PHONE with a live operator when you call toll-free [           ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > [12345678910]

PENN Capital Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [June 23], 2021

This Proxy is solicited on behalf of the Board of Trustees of PENN Capital Funds Trust (the “Trust”) for a Special Meeting of Shareholders and related to the proposals with respect to each series of the Trust (each, a “Fund,” and together, the “Funds”). The undersigned hereby appoints [ ] (or, if only one shall act, that one), as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at Navy Yard Corporate Center, 1200 Intrepid Avenue, Suite 400, Philadelphia, Pennsylvania 19112 at [Meeting Time] and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [June 23], 2021. The proxy statement for this meeting is available at: www.penncapitalfunds.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PENN CAPITAL FUNDS TRUST	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE)                     DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY)                                    DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1.

To approve a new advisory agreement between the Trust, on behalf of the Funds, and Penn Capital Management Company, LLC (“Penn Capital”), each Fund’s current investment adviser, as a result of a transaction involving a change of control of Penn Capital.

○ FOR             ○ AGAINST          ○ ABSTAIN

2. To elect eight (8) nominees to the Board of Trustees of the Trust.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

○   FOR ALL NOMINEES      ○   WITHHOLD AUTHORITY FOR ALL NOMINEES      ○   FOR ALL EXCEPT

○      Julian A. Brodsky

○      J. Richard Carnall

○      Gregory P. Chandler

○      Nicholas A. Giordano

○      Arnold M. Reichman

○      Robert Sablowsky

○      Brian T. Shea

○      Robert A. Straniere

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]